SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                        Securities Exchange Act of 1934


Check the appropriate box:

[ ] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14c-5(d)(2))

[X] Definitive Information Statement

                                CINEMA RIDE, INC.
                 -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee  (Check the appropriate box)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)Title of each class of securities to which transaction applies:
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2)Aggregate number of securities to which transaction applies:
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3)Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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4)Proposed maximum aggregate value of transaction:
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5)Total fee paid:
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)Amount Previously Paid:
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2)Form, Schedule or Registration Statement No.:
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3)Filing Party:
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4)Date Filed:
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                                CINEMA RIDE, INC.
                         12001 Ventura Place, Suite 340
                              Studio City, CA 91604

                                January 26, 2005
      To our stockholders:

Enclosed please find an Information Statement providing information to you regarding certain corporate actions taken by the Board of Directors and the majority stockholders of Cinema Ride, Inc. These actions include the following:

o Approval of an amendment to our Certificate of Incorporation to change our name to "Tix Corporation" and to increase the number of authorized shares of our common stock from 20,500,000 to 100,500,000.
o Approval of the 2004 Stock Option Plan; and o Approval of the 2004 Directors Stock Option Plan.

The majority stockholders and Board of Directors have also authorized our officers to fix the record date for the changes to our Certificate of Incorporation and to execute documents and take other action as is necessary to effect the authorized actions.

The written consent of the majority stockholders assures that the above actions will occur without your vote. Your vote is not required to approve any of these actions, and the enclosed Information Statement is not a request for your vote or a proxy statement. This Information Statement is being provided only to inform you of the actions that have been taken.

                                Very truly yours,


                                Cinema Ride, Inc.


                             By:/s/ Mitch J. Francis
                                ------------------------
                             Chief Executive Officer and
                             Chairman of the Board


    WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
                                     PROXY.

                              INFORMATION STATEMENT
                                       OF
                                CINEMA RIDE, INC.
                         12001 Ventura Place, Suite 340
                          Studio City, California 91604

      WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

      This Information Statement is first being furnished on or about January 26, 2005 to the holders of record as of the close of business on September 26, 2004 (the "Record Date") of the common stock of Cinema Ride, Inc. ("Cinema Ride").

      Cinema Ride's Board of Directors has approved, and a total of nine stockholders owning 5,009,327 shares of the 9,005,669 shares of common stock outstanding as of September 22, 2004 have consented in writing to, the actions described below. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Delaware General Corporation Law and our Certificate of Incorporation and byaws to approve the actions. Accordingly, the actions will not be submitted to the other stockholders of Cinema Ride for a vote. This Information Statement is being furnished to stockholders to provide them with certain information concerning the actions in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.

      The date of the Information Statement is January 26, 2005.

GENERAL

      We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

      We will only deliver one information statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. We will promptly deliver a separate copy of this information statement to a security holder at a shared address to which a single copy of the document was delivered upon oral or written request to:

            Cinema Ride, Inc.
            Attn: Corporate Secretary
            12001 Ventura Place, Suite 340
            Studio City, California 91604
            Telephone No.:  (818) 761-1002

      Security holders may also address future requests for separate delivery of information statements and/or annual reports by contacting us at the address listed above.

INFORMATION ON CONSENTING STOCKHOLDERS

      Pursuant to our bylaws and the Delaware General Corporation Law, a vote by the holders of at least a majority of our outstanding capital stock is required to effect the actions described herein. Each share of common stock is entitled to one vote. Our Certificate of Incorporation does not authorize cumulative voting. As of the Record Date, we had 9,005,669 voting shares of common stock issued and outstanding of which 4,502,835 shares are required to pass any stockholder resolutions. The consenting stockholders, who are nine stockholders of Cinema Ride, are the record and beneficial owners of 5,009,327 shares, representing 55.62% of the issued and outstanding shares of common stock. Pursuant to Section 228(a) of the Delaware General Corporation Law, the consenting stockholders voted in favor of the actions described herein in a written consent dated September 22, 2004. The consenting stockholders' names and beneficial holdings are as follows:

------------------------------------------------------------
       Name         Shares Beneficially      Percentage
                            Held

------------------------------------------------------------

Mitch Francis (1)        2,834,327             31.47%
------------------------------------------------------------

Gang Consulting (2)       651,000              7.23%
------------------------------------------------------------

Benjamin Frankel (3)      465,000              5.16%
------------------------------------------------------------

Kimberly Simon (4)        255,000              2.83%
------------------------------------------------------------

Norman Feinstein (5)      250,000              2.77%
------------------------------------------------------------

Caryn and Larry           160,000              1.78%
Strauss
------------------------------------------------------------

Peter and Rebecca         150,000              1.67%
Grossman
------------------------------------------------------------

Teresa Hurd               123,000              1.37%
------------------------------------------------------------

Erick Richardson          121,000              1.34%
------------------------------------------------------------
-----------------------
(1) Mr. Francis is the Chairman of the Board of Directors of Cinema Ride, it's Chief Executive Officer, its Chief Financial Officer and President. No consideration was paid for the consent.
(2)   Gang Consulting is a consultant to Cinema Ride.
(3)   Benjamin Frankel is a member of the Board of Directors of Cinema Ride.
(4)   Kimberly Simon is the Vice President of Operations
(5)   Norman Feinstein is
      a member of the Board of Directors of Cinema Ride.

PROPOSALS BY SECURITY HOLDERS

      None

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth selected information regarding the beneficial ownership of the company's common stock and preferred stock computed as of January 11, 2004, by: each of our "named executive officers"; each of our directors; each person known to us to own beneficially more than 5% of any class of our securities; and the group comprised of our current directors and executive officers. The term "named executive officer" includes the Chief Executive Officer and the Chief Financial Officer. We believe that each individual or entity named has sole investment and voting power with respect to shares of common stock indicated as beneficially owned by them, subject to community property laws where applicable, and except where otherwise noted. Beneficial ownership including the number and percentage of shares owned is determined in accordance with Rule 13d-3 and 13d-5 under the Securities Exchange Act of 1934 (the "Exchange Act") and is generally determined by voting power and/or investment power with respect to securities.

---------------------------------------------------------------------------
                  Name and Address         Security         Percentage
  Title of               Of                Ownership            Of
    Class        Beneficial Owners     Amount and Nature       Class
                                  Of Beneficial
                                    Ownership
---------------------------------------------------------------------------
   Common     Mitchell J. Francis
              12001 Ventura Place,       3,775,235 (1)        36.15%
              Suite 340
              Studio City, CA 91064
---------------------------------------------------------------------------
   Common     Benjamin Frankel
              12001 Ventura Place,        473,750 (2)          4.98%
              Suite 340
              Studio City, CA 91064
---------------------------------------------------------------------------
   Common     Kimberly Simon
              12001 Ventura Place,        456,000 (3)          4.70%
              Suite 340
              Studio City, CA 91064
---------------------------------------------------------------------------
   Common     Norman Fierstein
              12001 Ventura Place,        256,250 (4)          2.70%
              Suite 340
              Studio City, CA 91064
---------------------------------------------------------------------------
              Officers and Directors
              as a group (4 persons)     4,961,235 (5)        46.53%
---------------------------------------------------------------------------
   Common     Gang Consulting, Inc.      1,851,375 (6)        17.80%
              1110 Bennet Drive
              Port Coquitla
              British Columbia v3C 6C5
---------------------------------------------------------------------------

   Common     Leo A. Besker               542,000 (7)          5.40%
              P.O. Box 138
              River Falls, Wisconsin
              54022
---------------------------------------------------------------------------
   Common     Blair Ferguson Stewart      504,000 (7)          5.04%
              4296 Shearwater Drive
              Abbotsford
              British Columbia V3G
              1L5 Canada
---------------------------------------------------------------------------
(1) Includes 2,834,851 shares of common stock owned by Mr. Francis and 940,384 shares of common stock issuable upon exercise of stock options and warrants granted to Mitchell J. Francis. Excludes 4,688 shares of common stock owned by Sandra Francis, the wife of Mitchell J. Francis, as to which Mr. Francis disclaims beneficial ownership.
(2) Includes 465,000 shares of common stock owned by Mr. Frankel and 6,250 shares of common stock issuable upon exercise of stock options granted to Mr. Frankel. Also, includes 2,500 shares of common stock that were issued to the accounting firm of Frankel, Lodgen, Lacher, Golditch, Sardi & Howard for services rendered. Mr. Frankel is a partner in such firm, and disclaims beneficial ownership of such shares, except to the extent of his proportionate interest therein.
(3) Includes 255,000 shares of common stock owned by Ms. Simon and 201,000 shares of common stock issuable upon exercise of stock options and warrants granted to Ms. Simon.
(4) Includes 250,000 shares of common stock owned by Mr. Feirstein and 6,250 shares of common stock issuable upon exercise of stock options granted to Mr. Feirstein.

(5) Includes 3,804,851 shares of common stock owned by or attributable to officers and directors, 2,500 shares of common stock which a director disclaims beneficial ownership of and 1,153,884 shares of common stock issuable upon exercise of stock options and warrants to officers and directors.
(6) Includes 951,375 shares of common stock and 900,000 shares of common stock issuable upon exercise of common stock purchase warrants to Gang Consulting, Inc.
(7) Represents certain investors in the Company's investors in the Company's private placements conducted during the years ended December 31, 2002 and 2003. The private placement offerings consisted of units comprised of four shares of common stock and four common stock purchase warrants for each $1.00 invested. The warrants are exercisable at $0.50 per share for a period of 30 months (increased from 18 months originally) from the date of issuance. Each common share amount presented herein consists of the shares of common stock sold to the investor, and assumes exercise of an equal number of currently exercisable warrants. During June 2003, the Company issued an additional 251,500 warrants to the purchasers of the Company's securities during the year ended December 31, 2002, equivalent to 10% of the number of warrants originally issued. The warrants are exercisable at $0.50 per share for a period of 30 months from the date of issuance of the original warrants, in lieu of the Company not registering such securities with the Securities and Exchange Commission.

NOTICE TO STOCKHOLDERS OF ACTIONS APPROVED BY CONSENTING STOCKHOLDER

      The following actions were taken based upon the unanimous recommendation by Cinema Ride Board of Directors and the written consent of the consenting stockholders. Such consent is attached hereto as Exhibit A.

                                    ACTION 1
                   AMENDMENTS TO CERTIFICATE OF INCORPORATION

       The Board and the consenting stockholders unanimously adopted and approved amendments to Cinema Ride's Certificate of Incorporation to (1) change Cinema Ride's name to "Tix Corporation" and (2) to increase the Corporation's authorized shares from twenty million five hundred thousand shares to one hundred million five hundred thousand shares (collectively, the "Charter Amendments").

Name Change

      During the past two years, the Company's business has evolved from an operator of simulated rides to a discount ticket seller. The Board of Directors and the consenting stockholders believe changing our name to "Tix Corporation" better reflects the Company's current operations.

Increase in Authorized Shares

      We believe that an increase in the number of authorized shares of our common stock is prudent in order to assure that a sufficient number of shares of our common stock are available for issuance in the future if our Board of Directors deems it to be in our and our stockholders' best interests. A total of an additional 80,000,000 shares of common stock has been determined by our Board of Directors to be a reasonable estimate of what might be required in this regard for the foreseeable future to accommodate fundraising and other opportunities involving the issuance of our capital stock. Immediately following this increase, the Company will have approximately 91,000,000 shares of common stock authorized but unissued and available for issuance.

      The remaining authorized but unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financings or acquisition transactions and the issuance or reservation of common stock for employee stock options. Cinema Ride's Board will be able to authorize the issuance of shares for these transactions without the necessity, and related costs and delays, of either calling a special stockholders' meeting or waiting for the regularly scheduled annual meeting of stockholders in order to increase the authorized capital. If in a particular transaction stockholder approval were required by law or any stock exchanges or markets were otherwise deemed advisable by the Board, then the matter would be referred to the stockholders for their approval notwithstanding that Cinema Ride may have the requisite number of voting shares to consummate the transaction.

      On December 7, 2004, the Company closed a financing transaction in which it sold 5% convertible debentures (the "Debentures") to Advantage Development Capital Corp. ("Advantage") to raise $500,000. The Company received $250,000 upon closing and received another $250,000 within thirty days from the initial closing date. The Debentures mature on March 7, 2006. The Debentures are convertible from time to time after 9 months from the date of close, into the common stock of the Company by Advantage for at the price per share of either
(a) an amount equal to one hundred twenty percent (120%) of the volume weighted average price of the Common Stock as listed on The National Association of Securities Dealers, Inc.'s Over-The-Counter Bulletin Board, as quoted by Bloomberg L.P. on the closing date or (b) an amount equal to eighty percent (80%) of the average volume weighted average price of the Registrant's Common Stock, as quoted by Bloomberg, LP, for the five (5) trading days immediately preceding the conversion date. Notwithstanding the foregoing, at no time shall the conversion price be less than $.25 per share. The Company has an option to redeem a portion or all of the outstanding principle convertible Debentures with the redeem price of one hundred twenty percent (120%) of the amount redeemed plus accrued interest. Advantage also received warrants to purchase 100,000 shares of common stock at an exercise price of $0.25 per share. The Company will use some of the additional authorized but unissued shares whenever the Debentures are converted and if the warrants are exercised.

      Additionally, on December 7, 2004, the Company closed on a financing transaction with Cornell Capital Partners, LP ("Cornell"), whereby Cornell shall purchase from time to time, over 24 months, up to $10,000,000 of the Company's common stock pursuant to a Standby Equity Distribution Agreement. The Company has the right to control the timing and the amount of stock sold to Cornell, with the purchase price based upon the market price of the Company's common stock at the time of each sale. Cornell received 290,000 shares of the Registrant's common stock as commitment shares and will receive an additional 290,000 shares of the Registrant's common stock on the first year anniversary of the Standby Equity Distribution Agreement. The Company will use some of the additional authorized but unissued shares to issue common stock under the Standby Equity Distribution Agreement.

      The Charter Amendments are not intended to have any anti-takeover effect and are not part of any series of anti-takeover measures contained in any debt instruments or the certificate of incorporation or the bylaws of Cinema Ride in effect on the date of this Information Statement. However, Cinema Ride stockholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of Cinema or the Board more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board currently has no intention of doing so, shares of common stock could be issued by the Board to dilute the percentage of common stock owned by any stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Delaware law with respect to a merger or other business combination involving Cinema Ride. Cinema Ride is not aware of any proposed attempt to take over the company. Cinema Ride has no present intention to use the increased authorized common stock for anti-takeover purposes.

      The text of the Charter Amendments is attached to this Information Statement as Exhibit B. The Amendment will become effective once it is filed with the Secretary of State of Delaware. Under federal securities laws, Cinema Ride cannot file the Amendment until at least 20 days after mailing this Information Statement to our stockholders.

      Upon filing the Amendment with the Secretary of State of Delaware, Cinema Ride's name will change to Tix Corporation, and Cinema Ride's authorized shares will increase from twenty million five hundred thousand shares to one hundred million five hundred thousand shares of which one hundred million shares shall be common stock and of which five hundred thousand shares shall be preferred stock.


                                    ACTION 2
                     APPROVAL OF THE 2004 STOCK OPTION PLAN

The purpose of the 2004 Stock Option Plan ("2004 Plan"), is to further the growth and development of Cinema Ride by providing, through ownership of stock of the Company, an incentive to officers and other key employees who are in a position to contribute materially to the prosperity of the Company, to increase such persons' interests in the Company's welfare, to encourage them to continue their services to the Company or its subsidiaries, and to attract individuals of outstanding ability to enter the employment of the Company or its subsidiaries. The 2004 Plan, attached hereto as Exhibit C, is administered by the Board of Directors of the Company, which shall determine: (i) the persons to be granted options; (ii) the fair market value of the Common Stock for purposes of determining exercise price of the options; (iii) the number of shares subject to each award and (iv) the terms and conditions of any award including the vesting period. Any employee (including any officer who is an employee) of the Company or any of its subsidiaries shall be eligible to receive a Stock Option under the 2004 Plan. Any exercisable portion of a Stock Option may be exercised only by payment in full of the exercise price of such Stock Option by, as applicable, delivery of cash or check for an amount equal to the aggregate Stock Option exercise price for the number of shares being purchased.

The 2004 Plan provides authorization to the Board of Directors to grant Stock Options (an "Award") to purchase a total number of shares of Common Stock of the Company. The number of shares of Common Stock issuable pursuant to the 2004 Plan will be 960,000 shares. The Board of Directors administers the Plan. At the time an Award is granted under the 2004 Plan, the Board of Directors shall fix and determine the exercise price at which shares of Common Stock of the Company may be acquired. As of January 12, 2005, the shares issuable pursuant to the 2004 Plan have a market value of $451,200.

To date, there have been no Awards of any kind under the Plan. The Board of Directors may make Awards in the future without further shareholder consent or approval. No options were issued under any other Company plans or on a stand-alone basis to directors, officers or other employees in the year 2004. As such, the amount of Awards that could have been issued under the Plan, or that have been made under the Plan is not determinable.

Options defined by federal tax laws as "incentive stock options" or "ISOs" may be issued only to employees under the 2004 Plan. All other Awards may be granted to employees and officers of the Company, provided, however, that no person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations shall be eligible to receive an Incentive Stock Option under the Plan unless at the time such Incentive Stock Option is granted the Option price is at least 110% of the fair market of the shares subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date of such Option is granted.

The purchase price for the shares subject to any incentive stock option granted under the 2004 Plan shall not be less than 100% of the fair market value of the shares of common stock of the Company on the date the option is granted (110% for stockholders who own in excess of 10% of the outstanding common stock). No options shall be exercisable after the earliest of the following: the expiration of 10 years after the date the option is granted; three months after the date the optionee's employment with the Company terminates if termination is for any reason other than permanent disability or death; or one year after the date the optionee's employment terminates if termination is a result of death or permanent disability. The options are exercisable for a period of ten years, and vest one-third in each of the three years following the grant.

Awards granted under the 2004 Plan, and any interest therein, will not be transferable or assignable by participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution. During the lifetime of the Participant an Award will be exercisable only by the participant.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary of certain material income tax consequences under 2004 Plan does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to grantees that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Information Statement. Such laws are subject to change retroactively as well as prospectively. EACH HOLDER OF COMMON STOCK OF THE COMPANY IS URGED TO CONSULT WITH SUCH STOCKHOLDER'S OWN TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES FROM THE GRANT OF ANY AWARD UNDER THE 2004 PLAN, INCLUDING THE APPLICATION AND EFFECT OF THE LAWS OF ANY STATE, MUNICIPAL, FOREIGN OR OTHER TAXING JURISDICTION APPLICABLE TO THEM.

Under current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the federal income tax treatment of ISOs and non-qualified stock options is different. With regard to incentive stock options, an optionee who meets certain holding period requirements will not recognize taxable income at the time the option is granted or at the time the option is exercised (although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to alternative minimum tax), and a federal income tax deduction generally will not be available to the Company as a result of such grant or exercise. With respect to nonqualified stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as taxable compensation income to the optionee upon exercise, and the Company will be entitled to a deduction in the amount of such taxable income recognized by the optionee.

The above description of tax consequences under federal law of the Code is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances.

                                    ACTION 3
                APPROVAL OF THE 2004 DIRECTORS STOCK OPTION PLAN

The purpose of the 2004 Directors Stock Option Plan ("2004 Directors Plan" and collectively with the 2004 Plan, the "Stock Option Plans"), is to further the growth and development of Cinema Ride by providing, through ownership of stock of the Company, an incentive to non-employee Directors who are in a position to contribute materially to the prosperity of the Company (i) to increase such person's interests and provide mutuality of interest in the Company's welfare between shareholders and non-employee Directors, (ii) to encourage non-employee Directors to continue their services to the Company and (iii) to attract individuals of outstanding ability. There are currently two non-employee Directors. The 2004 Directors Plan, attached hereto as Exhibit D, is administered by the Board of Directors of the Company, which shall determine:
(i) the persons to be granted options; (ii) the fair market value of the Common Stock for purposes of determining exercise price of the options; (iii) the number of shares subject to each award and (iv) the terms and conditions of any award including the vesting period. Any exercisable portion of a Stock Option may be exercised only by payment in full of the exercise price of such Stock Option by, as applicable, delivery of cash or check for an amount equal to the aggregate Stock Option exercise price for the number of shares being purchased.

The option price for each Stock Option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order); provided, however, that in lieu of such cash the person exercising the Stock Option may pay the option price in whole or in part by delivering to the Company shares of the common stock having a Fair Market Value on the data of the exercise of the Stock Option, equal to the option price for the shares being purchased; except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the common stock which have been held for less than six months may option.

The 2004 Directors Plan provides authorization to the Board of Directors to grant Stock Options (a "Directors Award") to purchase a total number of shares of Common Stock of the Company. The number of shares of Common Stock issuable pursuant to the 2004 Plan will be 240,000 shares. The Board of Directors administers the 2004 Directors Plan. At the time an Award is granted under the 2004 Directors Plan, the Board of Directors shall fix and determine the exercise price at which shares of Common Stock of the Company may be acquired. As of January 12, 2005, the shares issuable pursuant to the 2004 Plan have a market value of $112,800.

To date, there have been no Directors Awards of any kind under the 2004 Directors Plan. The Board of Directors may make Directors Awards in the future without further shareholder consent or approval. No options were issued under any plans or on a stand-alone basis to directors, officers or other employees in the year 2004. As such, the amount of Directors Awards that could have been issued under the 2004 Directors Plan, or that have been made under the 2004 Directors Plan is not determinable.

The exercise price of an option shall be the fair market value when the option is granted which is the average of the closing bid and asked prices per share for the Common Stock as quoted by Nasdaq or the National Quotation Bureau, as the case may be, on last trading day immediately preceding such date. Each Option granted under the Plan shall become exercisable on a cumulative basis as to one-third (1/3) of the total number of shares covered thereby at any time after one year from the date the Option is granted and an additional one-third (1/3) of such total number of shares at any time after the end of each consecutive one-year period thereafter until the Option has become exercisable as to all of such total number of shares.

Options may be exercisable within the times or upon the events determined by the Board of Directors provided that no option will be exercisable after the expiration of ten years from the date the option was granted. No option shall be exercisable during the first six months of its term except in the case of death. If a participant's service is terminated for any reason except death or disability, then the participant may exercise such participant's options only to the extent that such options would have been exercisable upon the termination date no later than one year after the termination date but in any event, no later than the expiration date of the options. If a participant resigns from the Board of Directors or is removed for cause then the participant may exercise such participant's options only to the extent that such options would have been exercisable upon the termination date no later than three (3) months after the termination date but in any event, no later than the expiration date of the options.

Awards granted under the 2004 Directors Plan, and any interest therein, will not be transferable or assignable by participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution. During the lifetime of the participant an Award will be exercisable only by the participant.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary of certain material income tax consequences under 2004 Directors Plan does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to grantees that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Information Statement. Such laws are subject to change retroactively as well as prospectively. EACH HOLDER OF COMMON STOCK OF THE COMPANY IS URGED TO CONSULT WITH SUCH STOCKHOLDER'S OWN TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES FROM THE GRANT OF ANY AWARD UNDER THE 2004 DIRECTORS PLAN, INCLUDING THE APPLICATION AND EFFECT OF THE LAWS OF ANY STATE, MUNICIPAL, FOREIGN OR OTHER TAXING JURISDICTION APPLICABLE TO THEM.

Under current provisions of the Code, the federal income tax treatment of ISOs and non-qualified stock options is different. With regard to incentive stock options, an optionee who meets certain holding period requirements will not recognize taxable income at the time the option is granted or at the time the option is exercised (although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to alternative minimum tax), and a federal income tax deduction generally will not be available to the Company as a result of such grant or exercise. With respect to nonqualified stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as taxable compensation income to the optionee upon exercise, and the Company will be entitled to a deduction in the amount of such taxable income recognized by the optionee. Only non-qualified stock options shall be granted under the 2004 Directors Plan.

The above description of tax consequences under federal law of the Code is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances.

Executive Compensation

      The following tables and discussion set forth information with respect to all incentive stock option plan and non-plan compensation awarded to, earned by or paid to the President and Chief Executive Officer for all services rendered in all capacities to the Company and its subsidiaries for each of the Company's last three completed fiscal years. No disclosure has been made for any executive officer, other than the Chief Executive Officer, because, during the last three completed fiscal years, no other executive officer received compensation exceeding $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                   LONG TERM COMPENSATION
                        ANNUAL COMPENSATION                       AWARDS             PAYOUTS
                    ------------------------------------------------------------------------
                                            Other          Restricted
                                            Annual         Stock      Securities      LTIP      All Other
Name and                 Salary   Bonus     Compensation   Awards     Underlying      Payout    Compensation
Principal      Year     ($)      ($)        ($)            ($)        Options/SAR     ($)       ($)

Position

Mitchell J.    2004     275,000    0        56,769(1)        0           0              0           0
Francis,
Chairman of
the Board of
Directors,
President and
Chief
Executive
Officer (5)
               2003     275,000    0        62,451(2)        0           0              0        5,115(4)
               2002     275,000    0        58,729(3)        0           0              0        82,570(4)


(1) Includes $9,760 in disability insurance premiums, $19,461 in automobile expense, $11,539 in life insurance premiums, $13,260 in medical insurance premiums paid to or on behalf of Mr. Francis and $2,749 in 401(k) contributions in 2004.
(2) Includes $4,997 in disability insurance premiums, $18,127 in automobile expense, $7,727 in life insurance premiums, $6,101 in long-term care insurance, $13,288 in medical insurance premiums paid to or on behalf of Mr. Francis and $12,211 in 401(k) contributions in 2003.
(3) Includes $3,747 in disability insurance premiums, $17,065 in automobile expense, $7,844 in life insurance premiums, $6,101 in long-term care insurance, $11,157 in medical insurance premiums paid to or on behalf of Mr. Francis and $12,815 in 401(k) contributions in 2002.

(4) Represents the fair market value of 9,500 shares and 123,750 shares of common stock issued to Mr. Francis in 2003 and 2002 as a bonus for capital raising efforts pursuant to his employment agreement (see "Employment Agreements").
(5) Since November 1, 2001, compensation to Mr. Francis has been paid to Francis Development Inc., a company founded and controlled by Mr. Francis.


Stock Options

      There were no stock options granted to executive officers during the fiscal year ended December 31, 2004 and there was no exercise of incentive stock options during the last completed fiscal year by the executive officers.

Director Compensation

        For serving on the Board of Directors, directors who are not employees of the Company receive $2,000 for each meeting of the Board of Directors, and reimbursement for any expenses incurred in attending board meetings. Directors who are employees of the Company receive no additional compensation for serving on the Board of Directors. The non-employee directors are eligible to participate in the 2004 Directors Stock Plan.

Corporate Governance

        The compensation committee of the Board of Directors consists of the three directors of the Company, one of whom is an employee of the Company. The compensation committee reviews the performance of the executive officers of the Company and reviews the compensation programs for key employees, including salary and bonus levels.

                The audit committee of the Board of Directors consists of Benjamin Frankel and Norman Feirstein, neither of whom is an employee of the Company. The audit committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's independent public accountants, the scope of the annual audits, the nature of non-audit services, the fees to be paid to the independent public accountants, the performance of the independent public accountants, and the accounting practices of the Company.

                The stock option committee of the Board of Directors consists of Benjamin Frankel and Norman Feirstein, neither of whom is an employee of the Company. The stock option committee is responsible for the operation and administration of the Company's stock option plans, including the grants thereunder.


Section 16(a) Reports

        The requirements imposed by Section 16(a) of the Securities Exchange Act of 1934, as amended, provide that Cinema Ride's officers and directors, and persons who own more than 10% of Cinema Ride's common stock, file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5) with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders ("Control

Persons") are required by SEC regulations to furnish Cinema Ride with copies of all such forms they file. To our knowledge based solely on our review of the copies of the Section 16(a) reports furnished to us and written representations to us that no other reports were required, the Company believes that all individual filing requirements applicable to the Company's directors and executive officers were complied with under Section 16(a) during 2004.

Employment Contracts

        Employment Agreements:

        Effective September 1, 2000, the Company entered into a three-year employment agreement with Mitchell J. Francis to serve as Chairman, President and Chief Executive Officer. The agreement provided for a base annual salary of $275,000, annual increases of 8% (which were not taken in 2001, 2002 or 2003), and annual bonuses based on 6% of the Company's annual earnings before interest, taxes, depreciation and amortization in excess of $500,000. The agreement provided for the issuance of stock options to purchase 300,000 shares of common stock, with an exercise price of $0.50 per share, vesting in equal annual increments on September 1, 2001, 2002 and 2003. The agreement also provided for the granting of stock options to purchase up to 1,250,000 shares of common stock if the Company's stock price reached certain established prices for 20 consecutive days, which had not vested at August 31, 2003, the expiration date of the employment agreement. The employment agreement also provided for stock options to purchase 100,000 shares of common stock for the opening of each new ride facility, exercisable at fair market value on the date each new ride facility opens. The Company did not open any new ride facilities during the term of this employment agreement. In addition, for each $1,000,000 of new debt or equity financing or fraction thereof on a pro rata basis, the Company was obligated to issue to Mr. Francis shares of common stock equal to 5% of the shares of common stock issued in any such financing transaction. This employment agreement has expired but Mr. Francis continues to serve under the terms of the agreement on an at-will basis.

        Pursuant to the Company's previous employment agreement with Mr. Francis that expired on August 31, 2000, the Company granted Mr. Francis stock options as a result of attaining certain objectives, as follows: (a) during September 1998, the Company granted Mr. Francis a bonus in the form of a stock option to purchase 25,000 shares of common stock exercisable at the fair market value of $0.25 per share for a period of five years, in conjunction with the opening of the Company's facility near Atlanta, Georgia; and (b) during January 2000, the Company granted Mr. Francis a bonus in the form of a stock option to purchase 25,000 shares of common stock exercisable at the fair market value of $0.25 per share for a period of five years, in conjunction with the opening of the Company's facility in Elizabeth, New Jersey.

        Effective May 13, 1998, the Company entered into a severance agreement with Mr. Francis that provided for certain compensation to such executive officer in the event of a change in control of the Company. The term of the severance agreement was through June 30, 1999, at which time it was automatically extended for one year periods commencing on July 1, 1999 and on each subsequent July 1, unless the Company gives notice not later than December 31 of the preceding year that it does not wish to extend the severance agreement. A change in control of the Company is defined as: (a) the acquisition by any person or entity of 20% or more of the Company's voting equity securities; (b) a change in control of the Board of Directors; or (c) a merger or consolidation of the Company with any other entity, unless the shareholders of the Company prior to the merger or consolidation continue to represent at least 80% of the combined voting power of the merged entity. In the event of a change in control, among other compensation and benefits, the severance agreement entitles Mr. Francis to receive a severance payment of five times his current annual salary upon his termination without cause.

 INTERESTS OF CERTAIN PERSON IN OR IN OPPOSITION TO THE MATTERS TO BE ACTED UPON

      No director, executive officer, or any associate thereof, or any other person has any interest, direct or indirect, by security holdings or otherwise, in the Amendment to the Certificate of Incorporation referenced herein which is not shared by the majority of the shareholders of the company. The officers and directors are eligible to receive awards of stock options under the Stock Option Plans.


                              AVAILBLE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act and must file reports, proxy statements and other information with the Securities and Exchange Commission. The reports, information statements and other information we file with the Commission can be inspected and copied at the Commission Public Reference Room, 450 Fifth Street, N.W. Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. The Commission also maintains a Web site (http://www.sec.gov) that contains reports, proxy, and information statements and other information regarding registrants, like us, which file electronically with the Commission.

                                    SIGNATURE

      Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors


/s/ Mitch Francis
-----------------
Mitch Francis, Chief Executive Officer

January 26, 2005
Studio City, California

                                    EXHIBIT A

                              JOINT WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       AND
                              MAJORITY STOCKHOLDER
                                       OF
                               CINEMA RIDE, INC.,
                             a Delaware corporation

      The undersigned, being all of the members of the Board of Directors and the holder of at least a majority of the issued and outstanding shares of capital stock of Cinema Ride, Inc., a Delaware corporation (the "Corporation"), acting pursuant to the authority granted by Sections 141(f) and 228(a) of the Delaware General Corporation Law, and Article II, Section 11 and Article III,
Section 9 of the By-Laws of the Corporation, do hereby adopt the following resolutions by written consent as of September 22, 2004:

                              FOURTH AMENDMENT TO
                          CERTIFICATE OF INCORPORATION

      WHEREAS, it is proposed that the Corporation amend its Certificate of Incorporation, substantially in the form of Exhibit A attached hereto (the "Charter Amendment"), in order to change the name of the corporation to "Tix Corporation" and to increase the Corporation's number of authorized shares from twenty million five hundred thousand shares to one hundred million five hundred thousand shares;

      WHEREAS, it is deemed to be in the best interests of the Corporation and its stockholders to approve the Charter Amendment;

      NOW, THEREFORE, BE IT RESOLVED, that the Charter Amendment be, and hereby is, approved in all material respects;

      RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to prepare and file with the Securities and Exchange Commission a Schedule 14C Information Statement (the "Schedule 14C") informing the stockholders of the Corporation who are not signatory hereto of the actions taken hereby;

      RESOLVED FURTHER, that, upon effectiveness of the Schedule 14C, any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Secretary of State of the State of Delaware the Charter Amendment, in accordance with applicable law;

      RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions; and

      RESOLVED FURTHER, that any action or actions heretofore taken by any officer of the Corporation for and on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of the Corporation.

      ADOPTION OF 2004 STOCK OPTION PLAN

      WHEREAS, it is proposed that the Corporation adopt a 2004 Stock Option Plan, substantially in the form of Exhibit B attached hereto (the "Plan");

      WHEREAS, it is deemed to be in the best interests of the Corporation and its stockholders that the Corporation approve and adopt the Plan in all material respects;

      NOW, THEREFORE, BE IT RESOLVED, that the Plan be and hereby is approved and adopted in all material respects;

      RESOLVED FURTHER, that the Corporation hereby reserves an aggregate of 960,000 shares of its authorized but unissued common stock for issuance underlying stock options under the Plan;

      RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions; and

      RESOLVED FURTHER, that any action or actions heretofore taken by any officer of the Corporation for and on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of the Corporation.

      ADOPTION OF 2004 DIRECTORS STOCK OPTION PLAN

      WHEREAS, it is proposed that the Corporation adopt a 2004 Directors Stock Option Plan, substantially in the form of Exhibit C attached hereto (the "Director's Plan");

      WHEREAS, it is deemed to be in the best interests of the Corporation and its stockholders that the Corporation approve and adopt the Director's Plan in all material respects;

      NOW, THEREFORE, BE IT RESOLVED, that the Director's Plan be and hereby is approved and adopted in all material respects;

      RESOLVED FURTHER, that the Corporation hereby reserves an aggregate of 240,000 shares of its authorized but unissued common stock for issuance underlying stock options under the Director's Plan;

      RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions; and

      RESOLVED FURTHER, that any action or actions heretofore taken by any officer of the Corporation for and on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of the Corporation.


This Written Consent shall be added to the corporate records of the Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held.
                               [SIGNATURES FOLLOW]

      This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent.

Dated as of September 22, 2004                        DIRECTORS:


                                          --------------------------------
                                          Mitch Francis


                                          --------------------------------
                                          Benjamin Frankel


                                          --------------------------------
                                          Norman Feirstein


                                          --------------------------------
                                          MAJORITY STOCKHOLDERS:


                                          By:
                                             ---------------------------
                                                Name:
                                                Its:

                                    EXHIBIT B


                                STATE of DELAWARE
                               FOURTH AMENDMENT TO
                         CERTIFICATE of INCORPORATION of
                                CINEMA RIDE, INC.

o First: The Board of Directors of Cinema Ride, Inc., a Delaware corporation, acting by written consent in accordance with Section 141(f) of the Delaware General Corporation Law, duly adopted resolutions setting forth the proposed fourth amendment to the Certificate of Incorporation (the "Certificate") of said Corporation, declaring said amendment to be in the best interests of the Corporation and its stockholders. The resolutions setting forth the proposed amendment are substantially as follows:

      NOW, THEREFORE, BE IT RESOLVED, that Article First of the Certificate of Incorporation of the Corporation be amended and restated in its entirety to read as follows:

            FIRST:      The name of the Corporation is Tix Corporation.

      RESOLVED FURTHER, that Article Four of the Certificate of Incorporation of the Corporation be amended and restated in its entirety to read as follows:

            FOURTH: "The total number of shares of stock which the
                    corporation shall have authority to issue is One Hundred Million Five Hundred Thousand (100,500,000) shares of which One Hundred Million (100,000,000) shares of the par value of One Hundredth of a Dollar ($.08) each, amounting in the aggregate to One Million Dollars ($8,000,000) shall be common stock and of which Five Hundred Thousand (500,000) shares of the par value of One Hundredth of a Dollar ($0.01) each, amounting in the aggregate to Five Thousand Dollars ($5,000) shall be preferred stock.

                    Effective as of 5:00 p.m. Eastern time on May 29, 1998, each outstanding eight (8) shares of common stock shall be automatically converted into one (1) share of common stock. Any fractional shares resulting from such automatic conversion shall be rounded upward to the nearest whole share."

o Second: That concurrently therewith, acting by written consent, the holder of at least a majority of the issued and outstanding shares of the Corporation's capital stock consented to the foregoing amendment in accordance with Section 228(a) of the Delaware General Corporation Law.

o Third: That said amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

o Fourth: That the capital of said Corporation shall not be reduced under or by reason of said amendment.

      IN WITNESS WHEREOF, the undersigned Corporation has caused this Fourth Amendment to Certificate of Incorporation to be signed by a duly authorized officer as of January __, 2005.


                                    By:
                                        --------------------------------
                                          Mitch Francis, Chief Executive Officer

                                    EXHIBIT C


                                CINEMA RIDE, INC.

                             2004 STOCK OPTION PLAN


      1. Purpose. The purpose of this Cinema Ride, Inc. Stock Option Plan ("Plan") is to further the growth and development of Cinema Ride, Inc. ("Company") by providing, through ownership of stock of the Company, an incentive to officers and other key employees who are in a position to contribute materially to the prosperity of the Company, to increase such persons' interests in the Company's welfare, to encourage them to continue their services to the Company or its subsidiaries, and to attract individuals of outstanding ability to enter the employment of the Company or its subsidiaries. This Plan is effective on the Effective Date (as provided in Section 10) and shall apply to options granted on or after the Effective Date.

      2. Incentive and Non-Qualified Stock Options. Two types of Stock Options (referred to herein as "Options" without distinction between such two types) may be granted under the Plan: Options intended to qualify as Incentive Stock Options under Section 422 of the Code and Non-Qualified Stock Options not specifically authorized or qualified for favorable income tax treatment by the Code.

      3. Definitions. The following definitions are applicable to the Plan:

            3.1   Board.  The Board of Directors of the Company.

            3.2   Common Stock.  The shares of Common Stock of the Company.

            3.3 Code. The Internal Revenue Code of 1986, as amended from time to time.

            3.4   Company.  Cinema Ride, Inc., a Delaware corporation.

            3.5 Disabled or Disability. For the purposes of Section 7.4, a disability of the type defined in Section 22(e)(3) of the Code. The determination of whether an individual is Disabled or has a Disability is determined under procedures established by the Plan Administrator for purposes of the Plan.

            3.6 Fair Market Value. For purposes of the Plan, the "fair market value" per share of Common Stock of the Company at any date shall be (a) if the Common Stock is listed on an established stock exchange or exchanges, the closing price per share on the last trading day immediately preceding such date on the principal exchange on which it is traded, or (b) if he Common Stock is not then listed on an exchange but is quoted on the Nasdaq National Market, the Nasdaq Small Cap Market, the Nasdaq electronic bulletin board or the National Quotation Bureau pink sheets, the average of the closing bid and asked prices per shares for the Common Stock as quoted by Nasdaq or the National Quotation Bureau, as the case may be, on the last trading day immediately preceding such date, or (c) if the Common Stock is not then listed on an exchange or quoted by Nasdaq or the National Quotation Bureau, an amount determined in good faith by the Plan Administrator.

            3.7 Incentive Stock Option. Any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

            3.8 Non-Qualified Stock Option. Any Stock Option that is not an Incentive Stock Option.

            3.9   Optionee.  The recipient of a Stock Option.


            3.10 Plan. The Cinema Ride, Inc. Stock Option Plan, as amended from time to time.


            3.11  Plan  Administrator.   The  Board  or  the  Stock  Option
Committee designated pursuant to Section 4 to administrator, construe and interpret the terms of the Plan.

            3.12 Stock Option or Option. Any option to purchase shares of Common Stock granted pursuant to Section 7.

4. Administration.

            4.1 Administration by Board. Subject to Section 4.2, the Plan Administrator shall be the Board of Directors of the Company (the "Board"). Subject to the provisions of the Plan, the Plan Administrator shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, from time to time to select from among the eligible employees (as determined pursuant to Section 5) of the Company and its subsidiaries those employees to whom Stock Options will be granted, to determine the timing and manner of the grant of the Options, to determine the exercise price, the number of shares covered by and all of the terms of the Stock Options, to determine the duration and purpose of leaves of absence which may be granted to Stock Options holders without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

            4.2 Administration by Committee. The Board may, in its sole discretion, delegate any or all of its duties as Plan Administrator to a stock option committee (the "Committee") of not fewer than two (2) members of the Board to be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease (to not less than two members) the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable. No member of the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

5. Eligibility. Any employee (including any officer who is an employee) of the Company or any of its subsidiaries shall be eligible to receive an Option under the Plan; provided, however, that no person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations shall be eligible to receive an Incentive Stock Option under the Plan unless at the time such Incentive Stock Option is granted the Option price (determined in the manner provided in Section 7.2) is at least 110% of the fair market of the shares subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date of such Option is granted. An employee may receive more than one Option under the Plan.

6. Shares Subject to Options. The stock available for grant of Options under the Plan shall be shares of the Company's authorized but unissued, or reacquired, Common Stock. The aggregate number of shares which may be issued pursuant to exercise of Options granted under the Plan, as amended, shall not exceed 960,000 shares of Common Stock (subject to adjustment as provided in Section 7.13), including shares previously issued under the Plan. In the vent that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Option shall again be available for Options under the Plan as if no Option had been granted with respect to such shares.

7. Terms and Conditions of Options. Options granted under the Plan shall be evidenced by agreements (which need not be identical) in such form and containing such provisions which are consistent with the Plan as the Plan Administrator shall from time to time approve. Such agreements may incorporate all or any of the terms hererof by reference and shall comply with and be subject to the following terms and conditions:

            7.1 Number of Shares subject to Option. Each Option agreement shall specify the number of shares subject to the Option.

            7.2 Option Price. The purchase price for the shares subject to any Option shall be determined by the Plan Administrator at the time of grant, but shall not be less than par value per share. Anything to the contrary notwithstanding, the purchase price for the shares subject to any Incentive Stock Option shall not be less than 100% of the Fair Market Value of the shares of Common Stock of the Company on the date the Stock Option is granted. In the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the Option price shall not be less than 110% of the fair market value per share of the Common Stock of the Company on the date the Option is granted.

            7.3 Notice and Payment. Any exercisable portion of a Stock Option may be exercised only by:

                (a) delivery of a written notice to the Company, prior to the time when such Stock Option becomes unexercisable under Section 7.4, stating the number of shares being purchased and complying with all applicable rules established by the Plan Administrator;

                (b) payment in full of the exercise price of such Option by, as applicable, delivery of cash or check for an amount equal to the aggregate Stock Option exercise price for the number of shares being purchased;

                (c) payment of the amount of tax required to be withheld (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option; and

                (d) delivery of a written notice to the Company requesting that the Company direct the transfer agent to issue to the Optionee (or to his designee) a certificate for the number of shares of Common Stock for which the Option was exercised. Notwithstanding the foregoing, the Company, in its sole discretion, may extend and maintain, or arrange for the extension and maintenance of, credit to any Optionee to finance the Optionee's purchase of shares pursuant to exercise of any Stock Option, on such terms as may be approved by the Plan Administrator, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

            7.5 Exercise of Option. No Option shall be exercisable during the lifetime of an Optionee by any person other than the Optionee or, in the event the Company's Common Stock becomes registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, at any time prior to six months from the date the Option is granted. Subject to the foregoing, the Plan Administrator shall have the power to set the time or times within which each Option shall be exercisable and to accelerate the time or times of exercise. Unless otherwise provided by the Plan Administrator, each Option granted under the Plan shall become exercisable on a cumulative basis as to one-third (1/3) of the total number of shares covered thereby at my time after one year from the date the Option is granted and an additional one-third (1/3) of such total number of shares at any time after the end of each consecutive one-year period thereafter until the Option has become exercisable as to all of such total number of shares. To the extent that an Optionee has the right to exercise an Option and purchase shares pursuant thereto, the Option may be exercised from time to time by written notice to the Company, stating the number of shares being purchased and accompanied by payment in full of the exercise price for such shares.

            7.6 No Transfer of Option. No Option shall be transferable by an Optionee otherwise than by will or the laws of descent and distribution.

            7.7 Limit on Incentive Stock Options. The aggregate fair market value (determined at the time the Option is granted) of the stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Options plans of the Company and its subsidiaries) shall not exceed $100,000. To the extent that the aggregate Fair Market Value (determined at the time of the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company and any parent or subsidiary corporations) exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options. The determination of which Stock Options shall be treated as Non-Qualified Stock Options shall be made by taking Stock Options into account in the order in which they were granted.

            7.8 Restriction on Issuances of Shares. The issuance of Options and shares shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under the California Corporate Securities Law of 1968, as amended, or other state securities laws. If an Optionee acquires shares of Common Stock pursuant to the exercise of an Option, the Plan Administrator, in its sole discretion, may require as a condition of issuance of shares covered by the Option that the shares of Common Stock shall be subject to restrictions on transfer. The Company may place a legend on the certificates evidencing the shares, reflecting the fact that they are subject to restrictions on transfer pursuant to the terms of this Section. In addition, the Optionee may be required to execute a buy-sell agreement in favor of the Company or its designee with respect to all or any of the shares so acquired. In such event, the terms of such agreement shall apply to such shares.

            7.9 Investment Representation. Any Optionee may be required, as a condition of issuance of shares covered by his or her Option, to represent that the shares to be acquired pursuant to exercise of the Option will be acquired for Investment and without a view to distribution thereof; and in such case, the Company may place a legend on the certificate evidencing the shares reflecting the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.

            7.10 Rights as a Stockholder or Employee. An Optionee or transferee of an Optionshall have no right as a stockholder of the Company with respect to any shares covered by an Option until the date of issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in Section 7.13. Nothing in the Plan or in any Option agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with any right of the Company or any subsidiary to terminate the Optionee's employment at any time.

            7.11 No Fractional Shares. In no event shall the Company be required to issue fractional shares upon the exercise of an Option.

            7.12 Exercisability in the Event of Death. In the event of the death of the Optionee, any Option or unexercised portion thereof granted to the Optionee, to the extent exercisable by him or her on the date of death, may be exercised by the Optionee's personal representatives, heirs, or legatees subject to the provisions of Section 7.4 hereof.

            7.13 Recapitalization or Reorganization of Company. Except as otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to the Option rights granted under the Plan, and the exercise price of such Option rights, in the event that the number of shares of Common Stock of the Company are increased or decreased as a result of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the corporate or capital structure of the Company.

      In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Company, or any stock or other securities into which such common stock shall have been changed, or for which it shall have been exchanged, whether by reason of a complete liquidation of the Company or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, then if the Plan Administrator shall, in its sole discretion, determine that such change equitably requires an adjustment to shares of Common Stock currently subject to Options under the Plan, or to prices or terms of outstanding Options, such adjustment shall be made in accordance with such determination. In addition, in the event of such change described in this paragraph, the Board may accelerate the time or times at which any option may be exercised and may provide for cancellation of such accelerated options which are not exercised within a time prescribed by the Board in its sole discretion.

      To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Plan Administrator, the determination of which in that respect shall be final, binding, and conclusive. No right to purchase fractional shares shall result from any adjustment of Options pursuant to this Section. In case of any such adjustment, the shares subject to the option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each Optionee whose Options shall have been so adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

            7.14 Modification, Extension, and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Plan Administrator may modify, extend, or renew outstanding Options granted under the Plan, accept the surrender of outstanding Options (to the extent not theretofore exercised). The Plan Administrator shall not, however, without the approval of the Board, modify any outstanding Incentive Stock Option in any manner which would cause the Option not to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code. Notwithstanding the foregoing, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights of the Optionee under the Option.

            7.15 Other Provisions. Each Option may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Plan Administrator.

8. Termination or Amendment of the Plan. The Board may at any time terminate or amend the Plan; provided that, without approval of the holders of a majority of the shares of Common Stock of the Company represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum) or by the written consent of a majority of the outstanding shares of Common Stock, there shall be, except by operation of the provisions of Section 7.13, no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive Options granted under the Plan, no reduction in the exercise price of Options granted under the Plan, and no extension of the latest date upon which Options may be exercised; and provided further that, without the consent of the Optionee, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof.

9. Indemnification. In addition to such other rights of indemnification as they may have as members of the Plan Administrator, the members of the Plan Administrator administering the Plan shall be indemnified by the Company against reasonable expense, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit, or proceeding, the member expense, to handle and defend the same.

10. Effective Date and Term of Plan. This Plan shall become effective (the "Effective Date") on September 22, 2004. No options granted under the Plan will be effective unless the Plan is approved by stockholders of the Company within 12 months of the date of adoption. Unless sooner terminated by the Board in its sole discretion, the Plan will expire on September 21, 2014.

                                    EXHIBIT D

                                CINEMA RIDE, INC.

                        2004 DIRECTORS STOCK OPTION PLAN

      1. Purpose. The purpose of this Cinema Ride, Inc. 2004 Directors Stock Option Plan ("Plan") is to further the growth and development of Cinema Ride, Inc. ("Company") by providing, through ownership of stock of the Company, an incentive to non-employee Directors who are in a position to contribute materially to the prosperity of the Company:

                  (i) To increase such person's interests and provide mutuality of interest in the Company's welfare between shareholders and non-employee Directors,

                  (ii) To encourage non-employee Directors to continue their services to the Company or its subsidiaries, and

                  (iii) To attract individuals of outstanding ability.

      This Plan is effective on the Effective Date (as provided in Section 10) and shall apply to options granted on or after the Effective Date.

      2. Types of Stock Options. Only non-Qualified Stock Options ("Options") not specifically authorized or qualified for favorable income tax treatment by the Code shall be granted under the Plan.

      3. Definitions. The following definitions are applicable to the Plan:

            3.1   Board.            The Board of Directors of the Company.

            3.2   Common Stock.     The shares of Common Stock of the Company.

            3.3   Code.             The Internal Revenue Code of 1986, as
amended from time to time.

            3.4   Company.          Cinema Ride, Inc., a Delaware corporation.

            3.5 Disabled or Disability. For the purposes of Section 7.4, a disability of the type defined in Section 22(e)(3) of the Code. The determination of whether an individual is Disabled or has a Disability is determined under procedures established by the Plan Administrator for purposes of the Plan.

            3.6 Fair Market Value. For purposes of the Plan, the "Fair Market Value" per share of Common Stock of the Company at any date shall be (a) if the Common Stock is listed on an established stock exchange or exchanges, the closing price per share on the last trading day immediately preceding such date on the principal exchange on which it is traded, or (b) if the Common Stock is not then listed on an exchange but is quoted on the Nasdaq National Market, the Nasdaq Small Cap Market, the Nasdaq electronic bulletin board or the National Quotation Bureau pink sheets, the average of the closing bid and asked prices per share for the Common Stock as quoted by Nasdaq or the National Quotation Bureau, as the case may be, on last trading day immediately preceding such date, or (c) if the Common Stock is not then listed on an exchange or quoted by Nasdaq or the National Quotation Bureau, an amount determined in good faith by the Plan Administrator.

            3.7 Plan. The Cinema Ride, Inc. 1995 Directors Stock Option Plan, as amended from time to time.

            3.8   Plan Administrator.     The Board or the Stock Option
Committee designated pursuant to Section 4 to administer, construe and interpret the terms of the Plan.

      4.    Administration.

            4.1 Administration by Board. Subject to Section 4.2, the Plan Administrator shall be the Board of Directors of the Company (the "Board"). Subject to the provisions of the Plan, the Plan Administrator shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its necessary or advisable for administration of the Plan. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

            4.2 Administration by Committee. The Board may, in its sole discretion, delegate any or all of its duties as Plan Administrator to a stock option committee (the "Committee") of not fewer than two (2) members of the Board to be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease (to not less than two members) the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable. No member of the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

            4.3 Discretion of Committee. Notwithstanding the above, the selection of the Director to whom options may be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the period during which any stock option may be exercised, and the term of any stock option shall be as hereinafter provided, and the Committee shall have no discretion as to such matters.

      5. Grant of Stock Options. If at any time the number of shares then remaining available for the grant of stock options under the Plan is not sufficient for each non-employees Director to be granted an option for the number of shares intended to be granted (or the number of adjusted or substituted shares pursuant to Section 7.10), then each non-employee Director shall be granted an option for a member of whole shares equal to the number of shares then remaining divided by the number of non-employee Directors, disregarding any fraction of a share.

      6. Shares Subject to Options. The stock available for grant of Options under the Plan shall be shares of the Company's authorized but unissued, or reacquired, Common Stock. The aggregate number of shares which may be issued pursuant to exercise of Options granted under the Plan, as amended, shall not exceed 100,000 shares of Common Stock (subject to adjustment as provided in

Section 7.10), including shares previously issued under the Plan. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Option shall again be available for Options under the Plan as if no Option had been granted with respect to such shares.

      7. Terms and Conditions of Stock Options. Stock options granted under the Plan shall be subject to the following terms and conditions:

            7.1 The purchase price at which each Stock Option may be exercised (the "option price") shall be the Fair Market Value per share of Common Stock on the date of grant. Each Option granted under the Plan shall become exercisable on a cumulative basis as to one-third (1/3) of the total number of shares covered thereby at any time after one year from the date the Option is granted and an additional one-third (1/3) of such total number of shares at any time after the end of each consecutive one-year period thereafter until the Option has become exercisable as to all of such total number of shares. All Options granted but not yet exercisable notwithstanding the previous sentence upon the death or disability of the grantee. To the extent that a grantee has the right to exercise an Option and purchase shares pursuant thereto, the Option may be exercised from time to time by written notice to the Company, stating the number of shares being purchased and accompanied by payment in full of the exercise price for such shares.

            7.2 The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order); provided, however, that in lieu of such cash the person exercising the stock option may pay the option price in whole or in part by delivering to the Company shares of the Common Stock having a Fair Market Value on the data of the exercise of the Stock Option, equal to the option price for the shares being purchased; except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Common Stock which have been held for less than six months may option. Delivery of shares may also be accomplished through the effective transfer to the Company of shares held by a broker or other agent. Notwithstanding the foregoing, the exercise of the stock option shall not be deemed to occur and no shares of Common Stock will be issued by the Company upon exercise of the stock option until the Company has received payment of the option price in full. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued under the Plan as provided in
Section 5.

            7.3 No stock option shall be exercisable during the first six months of its term except in case of death as provided in Section 7.5. Subject to the preceding sentence and subject to Section 7.5 which provides for earlier termination of a stock option under certain circumstances, each stock option shall be exercisable for ten years from the date of grant and not thereafter. A stock option to the extent exercisable at any time may be exercised in whole or in part.

            7.4 No stock option shall be transferable by the grantee otherwise than by Will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All stock options shall be exercisable during the lifetime of the grantee only by the grantee or the grantee's guardian or legal representative. These restrictions on transferability shall not apply to the extent such restrictions are not at the time required for the Plan to continue to meet the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act"), or any successor Rule.

            7.5 If a grantee ceases to be a Director of the Company for any reason, any outstanding stock options held by the grantee shall be exercisable according to the following provisions:

                  (i) If a grantee ceases to be a Director of the Company for any reason other than resignation, removal for cause or death, any outstanding stock option held by such grantee shall be exercisable by the grantee (but only if exercisable by the grantee immediately prior to ceasing to be a Director) at any time prior to the expiration date of such stock option or within one year after the date the grantee ceases to be a Director, whichever is the shorter period;

                  (ii) If during his term of office as a Director a grantee resigns from the Board or is removed from office for cause, any outstanding stock option held by the grantee which is not exercisable by the grantee immediately prior to resignation or removal shall terminate as of the date of resignation or removal shall, and any outstanding stock option held by the grantee which is exercisable by the grantee immediately prior to resignation or removal shall be exercisable by the grantee at any time prior to the expiration date of such stock option or within three months after the date of resignation of removal of the grantee, whichever is the shorter period;

                  (iii) Following the death of a grantee during service as a Director of the Company, any outstanding stock option held by the grantee at the time of death (whether or not exercisable by the grantee immediately prior to death) shall be exercisable by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within one year after the date of death of the grantee, whichever is the shorter period;

                  (iv) Following the death of a grantee after ceasing to be a Director and during a period when a stock option is exercisable under clause
(ii) above, the stock option shall be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative at any time prior to the expiration date of the stock option or within one year after the date of death, whichever is the shorter period; and

                  (v) Following the death of a grantee after ceasing to be a Director and during a period when a stock option is exercisable under clause
(iii) above, the stock option shall be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative at any time during the shorter of the following two periods: (i) until the expiration date of the stock option or (ii) until one year after the grantee ceased being a Director or one year after the date of death of the grantee (whichever is longer).

            A stock option held by a grantee who has ceased to be a Director of the Company shall terminate upon the expiration of the applicable exercise period, if any, specified in this Section 7.5.

            7.6 All stock options shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee.

            7.7 The obligation of the Corporation to issue shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

            Subject to the foregoing provisions of this Section 7 and the other provisions of the Plan, any stock option granted under the Plan shall be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 7.6, or an amendment thereto; except that in no event shall the Committee or the Board have any power or authority which would cause the Plan to fail to be a plan described in Rule 16b-3(c)(2)(ii), or any successor Rule.

            7.8 Restrictions on Issuance of Shares. The issuance of Options and shares shall be subject to compliance with all the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under the California Corporate Securities Law of 1968, as amended, or other state securities laws. If a grantee acquires shares of Common Stock pursuant to the exercise of an Option, the Plan Administrator, in its sole discretion, may require as a condition of issuance of shares covered by the Option that the shares of Common Stock shall be subject to restrictions on transfer. The Company may place a legend on the certificates evidencing the shares, reflecting the fact that they are subject to restrictions on transfer pursuant to the terms of this Section. In addition, the grantee may be required to execute a buy-sell agreement in favor of the Company or its designee with respect to all or any of the shares so acquired. In such event, the terms of such agreement shall apply to such shares.

            7.9 Investment Representation. Any grantee may be required, as a condition of issuance of shares covered by his or her Option, to represent that the shares to be acquired pursuant to exercise of the Option will be acquired for investment and without a view to distribution thereof; and in such case, the Company may place a legend on the certificate evidencing the shares reflecting the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.

            7.10 Recapitalization or Reorganization of Company. Except as otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to the Option rights granted under the Plan, and the exercise price of such Option rights, in the event that the number of shares of Common Stock of the Company are increased or decreased as a result of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the corporate or capital structure of the Company.

            In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Company, or any stock or other securities into which such common stock shall have been changed, or for which it shall have been exchanged, whether by reason of a complete liquidation of the Company or a merger, reorganization or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the

Company becomes a wholly-owned subsidiary of another corporation, then if the Plan Administrator shall, in its sole discretion, determine that such change equitably requires an adjustment to shares of Common Stock currently subject to Options under the Plan, or to prices or terms of outstanding Options, such adjustment shall be made in accordance with such determination. In addition, in the event of such change described in this paragraph, the Board may accelerate the time or times at which any option may be exercised an may provide for cancellation of such accelerated options which are not exercised within a time period prescribed by the Board in its sole discretion.

            To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Plan Administrator, the determination of which in that respect shall be final, binding, and conclusive. No right to purchase fractional shares shall result from any adjustment of Options pursuant to this Section. In case or any such adjustment, the shares subject to the option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each grantee whose Options shall have been so adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

            7.11 Other Provisions. Each Option may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Plan Administrator.

            8. Amendment and Termination. The right to amend the Plan at any time and from time to time and the right to terminate the Plan at any time are hereby specifically reserved to the Board; provided always that no such termination shall terminate any outstanding stock options granted under the Plan; and provided further that no amendment of the Plan shall (i) be made without stockholder approval if stockholder approval of the amendment is at the time required for stock options under the Plan to qualify for exemption from
Section 16(b) of the 1934 Act provided by Rule 16b-3, or any successor Rule, or by the rules of any stock exchange on which the Common Stock may then be listed,
(ii) amend more than once every six months the provisions of the Plan relating to the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and changes in the Code or the rules and regulations thereunder or (iii) otherwise amend the Plan in any manner that would cause stock options under the Plan not to qualify for the amendment or termination of the Plan shall, without the written consent of the holder of a stock option theretofore awarded under the Plan, adversely affect the rights of such holder with respect thereto.

            Notwithstanding anything contained in the preceding paragraph or any other provision of the Plan or any stock option agreement, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable for stock options granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934 Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options theretofore granted under the Plan notwithstanding any contrary provisions contained in any stock option agreement. In the event of any such amendment to the Plan, the holder of any stock option outstanding under the Plan shall, upon request of the option, execute a conforming amendment in the form prescribed by the Committee to the stock option agreement referred to in Section 7.6 within such reasonable time as the Committee shall specify in such request.

            9. Indemnification. In addition to such other rights of indemnification as they may have as members of the Plan Administrator, the members of the Plan Administrator administering the Plan shall be indemnified by the Company against reasonable expense, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his duties, provided that within 60 days the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

            10. Effective Date and Term of Plan. This Plan shall become effective (the "Effective Date") on the date of adoption designated below. No options granted under the Plan will be effective unless the Plan is approved by the stockholders of the Company within 12 months of the date of adoption. Unless sooner terminated by the Board in its sole discretion, the Plan will expire September 21, 2014.

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